Exhibit 99.1

AmeriCredit Automobile Receivables Trust 2012-4

Final Pool as of the Cutoff Date

9/10/2012

Composition of the Auto Loan Contracts

as of the Cutoff Date

	New	Used	Total
Aggregate Principal Balance (1)	$675,399,427.68	$696,645,515.74	$1,372,044,943.42

Number of Automobile Loan Contracts	26,662	37,616	64,278

Percent of Aggregate Principal Balance	49.23%	50.77%	100.00%

Average Principal Balance	$25,331.91	$18,519.93	$21,345.48
Range of Principal Balances	($299.07 to $75,213.79)	($265.81 to $64,678.05)	($265.81 to $75,213.79)

Weighted Average APR (1)	12.11%	15.69%	13.93%
Range of APRs	(1.90% to 25.95%)	(3.90% to 29.99%)	(1.90% to 29.99%)

Weighted Average Remaining Term	70	67	69
Range of Remaining Terms	(3 to 72 months)	(3 to 72 months)	(3 to 72 months)

Weighted Average Original Term	72	69	70
Range of Original Terms	(36 to 72 months)	(18 to 72 months)	(18 to 72 months)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the automobile loan contracts may not be equivalent to the automobile loan contracts’ aggregate yield on the Aggregate Principal Balance.

Score Distribution of the Automobile Loan Contracts

as of the Cutoff Date

	AmeriCredit Score (1)	% of Aggregate Principal Balance (2)	Credit Bureau Score (3)	% of Aggregate Principal Balance (2)
	Less than 215	11.68%
	215-224	13.79%	Less than 540	30.08%
	225-244	33.41%	540-599	47.72%
	245-259	22.14%	600-659	20.47%
	260 and greater	18.97%	660 and greater	1.73%

Weighted Average Score	240		564

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of accounts originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experian credit reports depending on the location of the obligor. Credit Bureau Scores are unavailable for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

AmeriCredit Automobile Receivables Trust 2012-4

Final Pool as of the Cutoff Date

9/10/2012

Distribution of the Automobile Loan Contracts by APR

as of the Cutoff Date

				% of Total Number
	Aggregate Principal	% of Aggregate	Number of Automobile	of Automobile
Distribution by APR	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
1.000% to 1.999%	$31,221.85	0.00%	1	0.00%
2.000% to 2.999%	61,571.74	0.00%	3	0.00%
3.000% to 3.999%	1,414,778.45	0.10%	53	0.08%
4.000% to 4.999%	3,595,170.80	0.26%	121	0.19%
5.000% to 5.999%	15,034,914.67	1.10%	539	0.84%
6.000% to 6.999%	23,591,190.55	1.72%	871	1.36%
7.000% to 7.999%	32,658,796.84	2.38%	1,189	1.85%
8.000% to 8.999%	61,910,264.01	4.51%	2,726	4.24%
9.000% to 9.999%	109,287,607.43	7.97%	4,274	6.65%
10.000% to 10.999%	106,448,771.26	7.76%	4,377	6.81%
11.000% to 11.999%	197,362,174.76	14.38%	8,173	12.72%
12.000% to 12.999%	104,637,154.82	7.63%	4,917	7.65%
13.000% to 13.999%	91,456,728.39	6.67%	4,368	6.80%
14.000% to 14.999%	103,297,884.39	7.53%	5,018	7.81%
15.000% to 15.999%	95,117,722.28	6.93%	4,633	7.21%
16.000% to 16.999%	111,292,705.57	8.11%	5,537	8.61%
17.000% to 17.999%	85,662,628.02	6.24%	4,444	6.91%
18.000% to 18.999%	90,700,025.91	6.61%	4,798	7.46%
19.000% to 19.999%	45,050,240.34	3.28%	2,544	3.96%
20.000% to 20.999%	36,240,600.38	2.64%	2,112	3.29%
21.000% to 21.999%	28,007,157.02	2.04%	1,701	2.65%
22.000% to 22.999%	12,881,328.30	0.94%	797	1.24%
23.000% to 23.999%	9,129,239.94	0.67%	591	0.92%
24.000% to 24.999%	5,577,024.81	0.41%	378	0.59%
25.000% to 25.999%	1,311,753.85	0.10%	91	0.14%
26.000% to 26.999%	193,402.24	0.01%	14	0.02%
27.000% to 27.999%	65,614.89	0.00%	5	0.01%
28.000% to 28.999%	17,698.30	0.00%	2	0.00%
29.000% to 29.999%	9,571.61	0.00%	1	0.00%

TOTAL	$1,372,044,943.42	100.00%	64,278	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APRs represent APRs on principal balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2012-4

Final Pool as of the Cutoff Date

9/10/2012

Distribution of the Automobile Loan Contracts by Geographic Location

of Obligor as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Geographic Location	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
Alabama	$19,388,368.16	1.41%	871	1.36%
Alaska	3,116,738.13	0.23%	135	0.21%
Arizona	35,174,146.84	2.56%	1,620	2.52%
Arkansas	15,237,050.93	1.11%	714	1.11%
California	115,364,198.94	8.41%	5,458	8.49%
Colorado	25,219,088.49	1.84%	1,213	1.89%
Connecticut	10,604,007.94	0.77%	521	0.81%
Delaware	5,300,117.12	0.39%	264	0.41%
District of Columbia	2,817,081.43	0.21%	127	0.20%
Florida	114,729,946.69	8.36%	5,654	8.80%
Georgia	48,344,349.94	3.52%	2,157	3.36%
Hawaii	4,911,204.09	0.36%	221	0.34%
Idaho	2,984,007.49	0.22%	155	0.24%
Illinois	47,172,778.24	3.44%	2,180	3.39%
Indiana	34,782,513.62	2.54%	1,694	2.64%
Iowa	7,212,323.20	0.53%	372	0.58%
Kansas	7,017,770.33	0.51%	342	0.53%
Kentucky	19,506,111.22	1.42%	985	1.53%
Louisiana	34,497,192.23	2.51%	1,387	2.16%
Maine	5,890,465.25	0.43%	328	0.51%
Maryland	36,530,469.41	2.66%	1,644	2.56%
Massachusetts	21,212,561.78	1.55%	1,109	1.73%
Michigan	34,461,404.76	2.51%	1,777	2.76%
Minnesota	11,416,521.74	0.83%	580	0.90%
Mississippi	18,606,913.26	1.36%	821	1.28%
Missouri	19,996,408.19	1.46%	1,001	1.56%
Montana	3,233,010.45	0.24%	149	0.23%
Nebraska	3,585,242.19	0.26%	186	0.29%
Nevada	12,309,376.70	0.90%	534	0.83%
New Hampshire	5,588,789.82	0.41%	304	0.47%
New Jersey	26,595,302.71	1.94%	1,337	2.08%
New Mexico	18,307,674.13	1.33%	748	1.16%
New York	50,836,596.69	3.71%	2,521	3.92%
North Carolina	47,369,169.61	3.45%	2,281	3.55%
North Dakota	3,416,213.03	0.25%	130	0.20%
Ohio	53,932,146.28	3.93%	2,807	4.37%
Oklahoma	20,625,668.00	1.50%	918	1.43%
Oregon	8,488,162.85	0.62%	438	0.68%
Pennsylvania	56,875,675.56	4.15%	2,926	4.55%
Rhode Island	2,724,540.10	0.20%	150	0.23%
South Carolina	19,466,550.68	1.42%	948	1.47%
South Dakota	1,948,428.87	0.14%	96	0.15%
Tennessee	26,865,673.12	1.96%	1,286	2.00%
Texas	220,777,932.97	16.09%	9,030	14.05%
Utah	6,672,516.42	0.49%	298	0.46%
Vermont	2,060,234.95	0.15%	103	0.16%
Virginia	28,100,854.44	2.05%	1,349	2.10%
Washington	16,066,566.82	1.17%	754	1.17%
West Virginia	15,625,369.34	1.14%	718	1.12%
Wisconsin	14,970,852.39	1.09%	781	1.22%
Wyoming	4,034,252.41	0.29%	154	0.24%

Other (3)	74,403.47	0.01%	2	0.00%

TOTAL	$1,372,044,943.42	100.00%	64,278	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States and Territories with Aggregate Principal Balances less than $1,000,000 each.

AmeriCredit Automobile Receivables Trust 2012-4

Final Pool as of the Cutoff Date

9/10/2012

Distribution of the Automobile Loan Contracts by Wholesale LTV

as of the Cutoff Date

		% of Aggregate
	Wholesale LTV (1) Range	Principal Balance (2)(3)
	Less than 100%	24.68%
	100-109	24.29%
	110-119	25.14%
	120-129	17.16%
	130-139	7.41%
	140-149	1.24%
	150 and greater	0.09%

Weighted Average Wholesale LTV	110%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the wholesale auction value of the financed vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or "Kelley Blue Book Trade-in" prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain accounts and these accounts are not included in the table above. Since these accounts are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total pool.
(3)	Percentages may not add up to 100% because of rounding.

AmeriCredit Automobile Receivables Trust 2012-4

Final Pool as of the Cutoff Date

9/10/2012

Distribution of the Automobile Loan Contracts by Vehicle Make

as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Vehicle Make	Balance (1)	Principal Balance (2)	Loan Contracts	Loan Contracts (2)
Buick (4)	$29,760,917.99	2.17%	1,186	1.85%
Cadillac (4)	17,574,056.76	1.28%	730	1.14%
Chevrolet (4)	477,505,639.58	34.80%	20,462	31.83%
Chrysler	37,821,989.96	2.76%	2,062	3.21%
Dodge	113,480,421.49	8.27%	5,436	8.46%
Ford	105,971,110.51	7.72%	5,247	8.16%
GMC (4)	65,555,259.63	4.78%	2,296	3.57%
Honda	39,595,406.93	2.89%	2,106	3.28%
Hyundai	40,057,544.37	2.92%	2,184	3.40%
Jeep	47,117,372.96	3.43%	2,311	3.60%
Kia	72,058,849.79	5.25%	3,669	5.71%
Mazda	17,411,031.62	1.27%	984	1.53%
Mercedes	16,515,560.26	1.20%	616	0.96%
Mitsubishi	16,781,085.44	1.22%	888	1.38%
Nissan	97,745,683.17	7.12%	4,894	7.61%
Toyota	69,173,089.38	5.04%	3,514	5.47%
Volkswagen	15,029,506.32	1.10%	831	1.29%
Other (3)	92,890,417.26	6.77%	4,862	7.56%

Total	$1,372,044,943.42	100.00%	64,278	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% of Total Aggregate Principal Balance per vehicle make.
(4)	The total Aggregate Principal Balance of all new GM vehicles is $408,660,887.24, or approximately 30% of the total pool.

Distribution of the Automobile Loan Contracts by Vehicle Segment

as of the Cutoff Date

	Aggregate		Number of	% of Total Number
	Principal	% of Aggregate	Automobile	of Automobile
Vehicle Segment (1)	Balance (2)	Principal Balance (3)	Loan Contracts	Loan Contracts (3)
Full-Size Car	$5,708,987.03	0.42%	280	0.44%
Full-Size Van/Truck	198,598,626.44	14.47%	7,177	11.17%
Full-Size SUV	71,649,662.13	5.22%	2,664	4.14%
Mid-Size Car	366,655,390.93	26.72%	17,703	27.54%
Mid-Size SUV	311,822,096.21	22.73%	14,392	22.39%
Economy/Compact Car	248,340,746.22	18.10%	14,085	21.91%
Compact Van/Truck	60,992,493.95	4.45%	3,179	4.95%
Sports Car	107,429,925.03	7.83%	4,758	7.40%
Segment Unavailable (4)	847,015.48	0.06%	40	0.06%

Total	$1,372,044,943.42	100.00%	64,278	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time the pool was selected.

AmeriCredit Automobile Receivables Trust 2012-4

Final Pool as of the Cutoff Date

9/10/2012

Historical Delinquency Experience of the Automobile Loan Contracts

as of the Cutoff Date

Number of Times Ever 31 to 60 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,348,150,439.24	98.26%	62,275	96.88%
1	11,975,383.73	0.87%	545	0.85%
2+	11,919,120.45	0.87%	1,458	2.27%

Total	$1,372,044,943.42	100.00%	64,278	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever 61 to 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,362,530,388.38	99.31%	63,095	98.16%
1	1,800,649.71	0.13%	201	0.31%
2+	7,713,905.33	0.56%	982	1.53%

Total	$1,372,044,943.42	100.00%	64,278	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.

Number of Times Ever Greater Than 90 Days Delinquent	Aggregate Principal Balance (1)	% of Aggregate Principal Balance (2)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (2)
0	$1,369,094,501.13	99.78%	63,909	99.43%
1	1,766,304.71	0.13%	216	0.34%
2+	1,184,137.58	0.09%	153	0.24%

Total	$1,372,044,943.42	100.00%	64,278	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.